UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2020

FlexShopper, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

901 Yamato Road, Suite 260
Boca Raton, Florida	33431
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc.

August 30, 2020

Item 1.01.	Entry into a Material Definitive Agreement.

On February 19, 2019, FlexShopper, Inc. (the “Company”) entered into a Consulting Agreement with XLR8 Capital Partners, LLC to provide technology, management and general business services and advice for a term of one year (the “Consulting Agreement”). The Consulting Agreement was subsequently amended by the parties on February 27, 2020 to extend the term for an additional six month period through August 31, 2020.

On August 30, 2020, the parties entered into an amendment to the Consulting Agreement to further extend the term for another six month period through February 28, 2021. The Consulting Agreement is also automatically renewable for one successive six-month period thereafter, unless otherwise terminated by the Company prior to such renewal.

The amendment to the Consulting Agreement also changed (i) the alternative minimum exercise price of the monthly warrant consideration issuable to XLR8 Capital Partners to $1.60 per share from $1.25 per share, and (ii) the expiration date of the warrants to the date that is four years following the last trading day of the calendar month relating to the applicable monthly warrant issuance.

Howard S. Dvorkin, the Company’s Chairman of the Board, is the manager and controlling member of XRL8 Capital Partners. The amendment to the Consulting Agreement was approved by the Company’s disinterested directors.

The foregoing summary description of the amendment to the Consulting Agreement is qualified by reference to the full text thereof, a copy of which is attached as Exhibit 10.1, and incorporated herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description

10.1	Amendment of Consulting Agreement, dated August 30, 2020, between FlexShopper, Inc. and XLR8 Capital Partners, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Date: September 1, 2020	By:	/s/ Richard House, Jr.
Richard House, Jr.
Chief Executive Officer